EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Enters Into Agreement for Production of its Electricity-Generating Glass with Award-Winning Fabricator

Columbia, MD - August 29, 2017 - SolarWindow Technologies, Inc. (OTCQB: WNDW), developer of electricity-generating windows for tall towers and skyscrapers, is pleased to announce that the company has entered into an agreement for the fabrication of SolarWindow™ products with suburban Los Angeles-based Triview Glass Industries, LLC.

The prospect of generating electricity on commercial buildings, which consume nearly 40% of all electricity generated in the US, is made possible when transparent SolarWindow™ electricity-generating liquid coatings are applied to glass surfaces.

 As the company’s select regional fabricator in North America, Triview Glass will work to fabricate specific SolarWindow™ electricity-generating glass products at commercial scale by integrating SolarWindow™ technologies into its manufacturing processes.

Commercial buildings are ideal customers for electricity-generating windows, which could reduce electricity demand by 30%-50% and provide a one-year financial payback, according to independently-validated engineering modeling for a 50-story building.

“I’m proud that we are the fabricator for this innovative electricity-generating glass technology by SolarWindow,” stated Mr. Alex Kastaniuk, President, CEO and Founder of Triview Glass Industries, LLC. “It’s especially rewarding to apply my 52 years of specialty glass experience to the fabrication of this brand-new innovation.”

“We’ve long awaited the opportunity to integrate SolarWindow™ technologies into commercial scale production, and I believe that our agreement with Triview puts us well on that path,” explained SolarWindow President and CEO, Mr. John A. Conklin.

Glass Tempering Furnace at Triview Glass Industries, producing fully tempered and heat strengthened glass, up to five times stronger and safer than untreated products.

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Recently, the company achieved an important fabrication step leading to today’s announcement. SolarWindow™ electricity-generating coatings were successfully processed through the rigorous autoclave system for window glass lamination at Triview.

Layered with SolarWindow™ coatings, glass modules were subjected to the extremely high heat and pressure of autoclave equipment located at Triview. Despite the harsh conditions, subsequent performance testing confirmed that SolarWindow™ modules continued to produce electricity, paving the way for today’s announcement and eventual deployment of the company’s electricity-generating glass products.

SolarWindow investors, shareholders and interested parties are reminded of the company’s upcoming production update, to be released on September 7, 2017. To receive updates by email, please click here to subscribe.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows and other materials into electricity generators under natural, artificial, low, shaded, and even reflected light conditions.

Our liquid coating technology has been presented to members of the U.S. Congress and has received recognition in numerous industry publications. Our SolarWindow™ technology has been independently validated to generate 50-times the power of a conventional rooftop solar system and achieves a one-year payback when modeled on a 50-story building.

For additional information, please call Briana Erickson at 800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

TrendLogic PR

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Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

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Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

• Facebook

• Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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